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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 3, 2000
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                     TWEETER HOME ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-24091                  04-3417513
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

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                                  10 PEQUOT WAY
                           CANTON, MASSACHUSETTS 02021
    (ADDRESS, INCLUDING ZIP CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


Item 5.     Other Events

On August 3, 2000, the registrant announced that it had reached an agreement in principle to acquire Douglas TV, Inc., a five-store specialty consumer electronics retailer located in the greater Chicago, Illinois area. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

(a)         Exhibits

Exhibit Number

99.1        Press Release dated August 3, 2000



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TWEETER HOME ENTERTAINMENT GROUP, INC.
Registrant



DATED:      August 3, 2000


By:         /s/ Joseph G. McGuire
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            Joseph G. McGuire
            Chief Financial Officer


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